UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 22, 2012

RLJ LODGING TRUST

(Exact name of registrant as specified in its charter)

Maryland	001-35169	27-4706509
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification Number)

3 Bethesda Metro Center, Suite 1000
Bethesda, Maryland	20814
(Address of principal executive offices)	(Zip Code)

(301) 280-7777

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.                                          Other Events.

RLJ Lodging Trust (the “Company)  is filing as Exhibit 99.1 (which is incorporated by reference herein) a description of the material federal income tax considerations relating to the taxation of the Company as a real estate investment trust for federal income tax purposes and the ownership and disposition of the Company’s common shares, preferred shares and depository shares representing preferred shares, as well as its warrants and rights. This description contained in Exhibit 99.1 replaces and supersedes prior descriptions of the federal income tax treatment of the Company and its shareholders to the extent that they are inconsistent with the description contained in this Form 8-K.

Item 9.01.                                          Financial Statements and Exhibits.

(a)  Not applicable.

(b)  Not applicable.

(c)  Not applicable.

(d)  Exhibits.

Exhibit Number	Description

99.1	Material Federal Income Tax Considerations

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RLJ LODGING TRUST

	By:	/s/ Thomas J. Baltimore, Jr.

Name: Thomas J. Baltimore, Jr.
Title: President and Chief Executive Officer

Date: August 22, 2012

EXHIBIT INDEX

Exhibit Number	Description

99.1	Material Federal Income Tax Considerations